EXHIBIT 23.3

                             CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT

We consent to the use in this Registration Statement on Form S-4 of our report dated April 12, 1999, relating to the financial statements of Peppermill Capital Corporation, and to the reference to our Firm under the caption "Experts" in such Registration Statement.


                                        ANDERSEN, ANDERSEN & STRONG, L.C.

                                        /s/ R.R. Andersen, Partner
                                        ---------------------------------



Salt Lake City, Utah

February 13, 2001